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                                                                  EXHIBIT (j)(1)


                      CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for the Life Van Kempen Investment Trust.


/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois

April 10, 2001